Exhibit 10.3

FOURTH AMENDMENT TO THE AMENDED AND RESTATED CREDIT AND

SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO THE AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT, dated as of March 13, 2008 (this “Amendment”), is by and among Red Bird Receivables, LLC, a Delaware limited liability company formerly known as Red Bird Receivables, Inc., a Delaware corporation, as Borrower (“Borrower”), International Paper Financial Services, Inc., as withdrawing Servicer (“IPFS”), International Paper Company, as successor Servicer (“International Paper”), Variable Funding Capital Company LLC, a Delaware limited liability company (“VFCC”), Gotham Funding Corporation, a Delaware corporation (“Gotham”), Park Avenue Receivables Company, LLC, a Delaware limited liability company (“PARCO”), Starbird Funding Corporation, a Delaware corporation (“Starbird”), CAFCO, LLC, a Delaware limited liability company (“CAFCO” and, together with VFCC, Gotham, PARCO and Starbird, the “Conduits”), Citibank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (formerly known as The Bank of Tokyo-Mitsubishi, Ltd., New York Branch), individually and as a Co-Agent, JPMorgan Chase Bank, N.A., individually and as a Co-Agent, BNP Paribas, New York Branch, individually and as a Co-Agent, Citicorp North America, Inc., as a Co-Agent and Wachovia Bank, National Association, as a Co-Agent and as administrative agent (in its capacity as administrative agent, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, Borrower, IPFS, International Paper, the Conduits, the Co-Agents, the Liquidity Banks and Administrative Agent are parties to that certain Amended and Restated Credit and Security Agreement, dated as of November 17, 2004 (as amended or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, IPFS and International Paper desire to amend the Credit Agreement as hereinafter set forth; and

WHEREAS, the Agents are willing to agree to such amendments on the terms and subject to the conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. Effective on the date hereof, upon satisfaction of each of the conditions precedent set forth in Section 3 below:

1.1. All references in the Credit Agreement to “Red Bird Receivables, Inc.” are hereby replaced with “Red Bird Receivables, LLC” and any reference to the

Borrower as being a corporation (including, without limitation, any references to the Borrower having corporate power, taking corporate action, having corporate names, a corporate charter or having corporate existence or similar corporate features) are hereby changed to refer to it being a limited liability company, having limited liability company power, taking limited liability company action, having limited liability company names, an operating agreement or having limited liability company existence or similar limited liability company features, mutatis mutandis.

1.2. IPFS hereby withdraws as the Servicer, and International Paper hereby agrees to assume all duties and responsibilities of the Servicer. From and after the date hereof, (a) IPFS shall no longer be a party to (i) the Credit Agreement, (ii) any of the Fee Letters or (iii) any subsequent amendment to or restatement of the foregoing, (b) any reference in the Credit Agreement and any of the Fee Letters to IPFS shall be replaced with a reference to International Paper, (c) any obligation of IPFS under any of the Fee Letters is hereby assumed by International Paper, and IPFS is hereby released from further liability thereunder, and (d) to the extent that any Demand Advances outstanding to IPFS are not repaid in cash on the date hereof, the obligation to repay any remaining Demand Advances is hereby assumed by International Paper.

1.3. Wachovia Bank, National Association (“Wachovia”) hereby withdraws as VFCC Agent and as Administrative Agent. Citicorp North America, Inc. (“CNAI”) hereby agrees to assume all duties and responsibilities of the Administrative Agent. Wachovia hereby assigns $75,000,000 of its Commitment to BTMU and Gotham, and $175,000,000 of its Commitment to Citibank, N.A. Each of VFCC and Wachovia hereby assigns all of its remaining right, title and interest in, to and under the Transaction Documents, including, without limitation, its Loans (if any) to CAFCO and Citibank, respectively. From and after the date hereof, (a) Wachovia (individually or as VFCC Agent) and VFCC shall no longer be parties to the Credit Agreement or any subsequent amendment thereto or restatement thereof, (b) any reference in the Credit Agreement to the VFCC Agent shall be deleted, and (c) any reference in the Transaction Documents to Wachovia as Administrative Agent shall hereby be deemed replaced with a reference to CNAI as successor Administrative Agent. Each of Wachovia and CNAI is hereby authorized to file any and all UCC-3 financing statements necessary to reflect CNAI’s appointment as successor Administrative Agent.

1.4. Schedule A to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Annex I hereto.

2. Conditions Precedent. This Amendment shall become effective as of the date first above written upon (a) execution and delivery to Wachovia of a counterpart hereof by each of the parties hereto, (b) payment by CAFCO to VFCC of an amount equal to the aggregate outstanding principal balance (if any) of VFCC’s Loans, and (c) payment by the Borrower to VFCC and Wachovia, individually, as VFCC Agent and as withdrawing Administrative Agent, of any and all other fees, interest and other amounts owing to them as of the date hereof, regardless of whether the same would otherwise be due and payable on the date hereof.

3. Miscellaneous.

(a) CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

(c) Ratification. Except as expressly amended hereby, each of the Credit Agreement and the Performance Undertaking remains unaltered and in full force and effect and is hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

RED BIRD RECEIVABLES, LLC, AS BORROWER

By:	/s/ D. E. Arick
Name:	David E. Arick
Title:	President

INTERNATIONAL PAPER FINANCIAL SERVICES, INC., AS WITHDRAWING SERVICER

By:	/s/ Sharon Ryan
Name:	Sharon Ryan
Title:	Vice President & Secretary

INTERNATIONAL PAPER COMPANY, AS SUCCESSOR SERVICER

By:	/s/ Errol A. Harris
Name:	Errol A. Harris
Title:	Vice President & Treasurer

WACHOVIA BANK, NATIONAL ASSOCIATION, INDIVIDUALLY, AS VFCC AGENT AND AS WITHDRAWING ADMINISTRATIVE AGENT

By:	/s/ Michael J. Landry
Name:	Michael J. Landry
Title:	Vice President

VARIABLE FUNDING CAPITAL COMPANY LLC

BY: WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By:	/s/ Douglas R. Wilson Sr.
Name:	Douglas R. Wilson Sr.
Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, INDIVIDUALLY

By:	/s/ Ravneet Mumick
Name:	Ravneet Mumick
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, AS GOTHAM AGENT

By:	/s/ Aditya Reddy
Name:	Aditya Reddy
Title:	VP and Manager

GOTHAM FUNDING CORPORATION

By:	/s/ Franklin P. Collazz
Name:	Franklin P. Collazz
Title:	Secretary

JPMORGAN CHASE BANK, N.A., INDIVIDUALLY AND AS PARCO AGENT

By:	/s/ Cathleen D. Dettling
Name:	Cathleen D. Dettling
Title:	Vice President

PARK AVENUE RECEIVABLES COMPANY, LLC

BY:	JPMORGAN CHASE BANK, N.A., ITS ATTORNEY-IN-FACT

By:	/s/ Cathleen D. Dettling
Name:	Cathleen D. Dettling
Title:	Vice President

BNP PARIBAS, ACTING THROUGH ITS NEW YORK BRANCH, INDIVIDUALLY AND AS STARBIRD AGENT

By:	/s/ Sean Reddington
Name:	Sean Reddington
Title:	Managing Director

By:	/s/ Michael Gonik
Name:	Michael Gonik
Title:	Director

STARBIRD FUNDING CORPORATION

By:	/s/ R. Douglas Donaldson
Name:	R. Douglas Donaldson
Title:	Treasurer

CITICORP NORTH AMERICA, INC., AS CAFCO AGENT AND AS SUCCESSOR ADMINISTRATIVE AGENT

By:	/s/ Debbie Ng
Name:	Debbie Ng
Title:	Vice President

CITIBANK, N.A.

By:	/s/ Debbie Ng
Name:	Debbie Ng
Title:	Vice President

CAFCO, LLC

BY: CITICORP NORTH AMERICA, INC., ITS ATTORNEY-IN-FACT

By:	/s/ Debbie Ng
Name:	Debbie Ng
Title:	Vice President

Annex I

SCHEDULE A

COMMITMENTS

[Text omitted but will be supplementally furnished to the Securities and Exchange Commission upon request]